J.P. MORGAN INCOME FUNDS

JPMorgan Limited Duration Bond Fund
(formerly known as JPMorgan Ultra Short Duration Bond Fund)
JPMorgan Short Duration Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Fund
(formerly known as JPMorgan High Yield Bond Fund)
(Ultra Shares)
(A series of JPMorgan Trust II)

Supplement dated December 1, 2009
to the Prospectus dated July 1, 2009, as supplemented

Effective immediately, the first three paragraphs on page 49 of the Prospectus under “Who can buy shares?” under “Purchasing Fund Shares” shall be deleted and replaced with the following:

Ultra Shares may be purchased by investors (i) whose investments in a Fund are made and directed on their behalf of investment representatives at JPMIM, JPMIA, or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the Investor (a Discretionary Account) and (ii) whose Discretionary Account’s initial investment in the Funds is at least $5,000,000.

Ultra Shares also may be purchased by investors who are individuals, institutions, trusts, and foundations whose initial investment is at least $15,000,000 per Fund (Direct Investors). Direct Investors do not include custody and other omnibus accounts held by a financial intermediary for the benefit of multiple underlying, unrelated investors.

Ultra Shares may be purchased by 401(k) and other retirement plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A.

Ultra Shares also may be purchased by the JPMorgan Access Funds.

In addition, the third paragraph under “How do I open an account?” on page 51 under “Purchasing Fund Shares” shall be deleted in its entirety and replaced with the following:

Ultra Shares of the Funds are subject to a $5,000,000 minimum investment requirement for all Discretionary Account investors and a $15,000,000 minimum investment requirement for all Direct Investors. There is no minimum investment requirement for JPMorgan Access Funds and 401(k) and other retirement plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. A Financial Intermediary may impose higher investment minimums. There are no minimum levels for subsequent purchases. The Fund reserves the right to waive any initial investment minimum for Direct Investors. For further information on investment minimum waivers, call 1 800-480-4111.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-INC-ULTRA-1209